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                        [ERNST & YOUNG LLP LETTERHEAD]





Exhibit 10(b)


              Consent of Ernst & Young LLP, Independent Auditors


We consent to the incorporation by reference into Post Effective Amendment No. 3 to the Registration Statement (Form N-4 No. 33-89028) of the reference to our firm under the caption "Experts" and to the use of our reports dated March 22, 1996 and April 9, 1996, in Post Effective Amendment No. 2 to the Registration Statement (Form N-4 No. 33-89028) and related Statement of Additional Information of IL Annuity and Insurance Co. Separate Account 1 dated October 22, 1996.




                                        /s/ Ernst & Young LLP
                                        ---------------------

December 23, 1996